SECURITY AGREEMENT

      SECURITY AGREEMENT, dated as of October 21, 2005 (this "Agreement"), among OneTravel Holdings, Inc., a Delaware corporation (the "Company"), Farequest Holdings, Inc., a Delaware corporation ("Farequest"), and OneTravel, Inc., a Texas corporation ("OneTravel" and, together with Farequest, the "Guarantors") (the Company and Guarantors are collectively referred to as the "Debtors"), the holder or holders of the Company's 9% Secured Debenture due October [__], 2008 in the original aggregate principal amount of $[12,600,000] (the "Debenture"), signatory hereto, their endorsees, transferees and assigns (collectively, the "Secured Parties") and Agent (as hereinafter defined).

                              W I T N E S S E T H:

      WHEREAS, pursuant to that certain Securities Purchase Agreement dated as of the date hereof, to which the Company and the Secured Parties are parties (as amended, modified or supplemented from time to time in accordance with its terms, the "Purchase Agreement"), the Secured Parties have severally agreed to extend the loans to the Company evidenced by the Debenture;

      WHEREAS, pursuant to a certain Subsidiary Guarantee dated as of the date hereof (the "Guaranty"), the Guarantors have jointly and severally agreed to guaranty and act as surety for payment of such loans; and

      WHEREAS, in order to induce the Secured Parties to extend the loans evidenced by the Debentures, each Debtor has agreed to execute and deliver to the Agent, for the benefit of the Secured Parties, this Agreement and to grant to the Secured Parties, pari passu with each other Secured Party, a security interest in certain property of such Debtor to secure the prompt payment, performance and discharge in full of all of the Company's obligations under the Debenture and the other Debtors' obligations under the Guaranty.

      NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1. Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as "account", "chattel paper", "commercial tort claim", "deposit account", "document", "equipment", "fixtures", "general intangibles", "goods", "instruments", "inventory", "investment property", "letter-of-credit rights", "proceeds" and "supporting obligations") shall have the respective meanings given such terms in Article 9 of the UCC.



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

      (a) "Collateral" means the collateral in which the Secured Parties are granted a security interest by this Agreement and which shall include the following personal property of the Debtors, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith, and all dividends, interest, cash, notes, securities, equity interest or other property at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Securities (as defined below):

            (i) All goods, including, without limitations, (A) all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with any Debtor's businesses and all improvements thereto; and (B) all inventory;

            (ii) All contract rights and other general intangibles, including, without limitation, all partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents, agreements related to the Pledged Securities, licenses, distribution and other agreements, computer software (whether "off-the-shelf", licensed from any third party or developed by any Debtor), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, and income tax refunds;

            (iii) All accounts, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

            (iv) All documents, letter-of-credit rights, instruments and chattel paper;

            (v) All commercial tort claims;



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

            (vi) All deposit accounts and all cash (whether or not deposited in such deposit accounts);

            (vii) All investment property;

            (viii) All supporting obligations;

            (ix) All files, records, books of account, business papers, and computer programs; and

            (x) the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(ix) above.

            Without limiting the generality of the foregoing, the "Collateral" shall include all investment property and general intangibles respecting ownership and/or other equity interests in each Guarantor, and all certificates representing such shares and/or equity interests and all rights, options, warrants, stock, other securities and/or equity interests that may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing (all of the foregoing being referred to herein as the "Pledged Securities") and all rights arising under or in connection with the Pledged Securities, including, but not limited to, all dividends, interest and cash.

            Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

      (b) "Farequest Note" shall mean the "Farequest Note" as defined in the Purchase Agreement, as such Farequest Note may be amended, modified or supplemented from time to time in accordance with their terms.

      (c) "Farequest Note Documents" shall mean the "Farequest Note Documents" as defined in the Purchase Agreement, as such Farequest Note Documents may be amended, modified or supplemented from time to time in accordance with their terms.



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

      (d) "Intellectual Property" means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof,
(v) all rights to obtain any reissues,  renewals or extensions of the foregoing,
(vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

      (e) "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

      (f) "Majority in Interest" shall mean, at any time of determination, the majority in interest (based on then-outstanding principal amounts of Debentures at the time of such determination) of the Secured Parties.

      (g) "Necessary Endorsement" shall mean undated stock powers endorsed in blank or other proper instruments of assignment duly executed and such other instruments or documents as the Agent (as that term is defined below) may reasonably request.

      (h) "Obligations" means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of any Debtor to the Secured Parties under this Agreement, the Debentures, the Guaranty and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term "Obligations" shall include, without limitation: (i) principal of, and interest on the Debentures and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtors from time to time under or in connection with this Agreement, the Debentures, the Guaranty and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Debtor.



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

      (i) "Organizational Documents" means with respect to any Debtor, the documents by which such Debtor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Debtor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

      (j) "Permitted Liens" means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Debtors) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' Liens, statutory landlords' Liens, and other similar Liens arising in the ordinary course of business, and (x) which do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Debtors or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness (as defined in the Debenture) under clause (f) thereunder provided that such Liens are not secured by assets of the Debtors other than the assets so acquired or leased and replacements and proceeds thereof, (d) Liens in favor of the Secured Parties created under this Agreement, (e) the Prior Liens, (f) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeals bonds, bids, leases, governmental contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or to secure liability to insurance carriers, (g) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such Liens secure claims in the aggregate at any time outstanding for the Company and its Subsidiaries do not exceed $150,000, (h) easements, rights-of-way, zoning and other restrictions, minor defects or other irregularities in title, and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, do not in any case interfere in any material respect with the ordinary conduct of the businesses of the Company, (i) Liens arising from precautionary UCC financing statements filed under any lease permitted by the Transaction Documents and (j) Liens arising from travel agency regulations relating to customer funds.

      (k) "Prior Liens" means (i) in the case of the Collateral of the Company, the Liens of the holders of the Seller Notes under the Seller Note Documents as of the date hereof (the "Seller Liens") and (ii) in the case of the Collateral of Farequest, the Liens of the holder of the Farequest Note under the Farequest Note Documents as of the date hereof (the "Farequest Note Liens"); provided, however, under no circumstances shall a Prior Lien include any Liens on any of the assets of One Travel, Inc., a Texas corporation, or any subsidiary thereof.

      (l) "Seller Note Documents" shall mean the "Seller Note Documents" as defined in the Purchase Agreement, as such Seller Note Documents may be amended, modified or supplemented from time to time in accordance with their terms.

      (m)  "Seller  Notes"  shall  mean the  "Seller  Notes" as  defined  in the
Purchase  Agreement,   as  such  Seller  Notes  may  be  amended,   modified  or
supplemented from time to time in accordance with their terms.

      (n) "UCC" means the Uniform Commercial Code of the State of New York and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term "Collateral" will be construed in its broadest sense. Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

      2. Grant of Security Interest. As an inducement for the Secured Parties to extend the loans as evidenced by the Debentures and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, each of the Debtors hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Parties, a continuing security interest in and to, a Lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral (collectively, the "Security Interest").



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

      3. Delivery of Certain Collateral. Contemporaneously or prior to the execution of this Agreement, each Debtor shall deliver or cause to be delivered to the Agent, for the benefit of the Secured Parties, (a) any and all certificates and other instruments representing or evidencing the Pledged Securities, and (b) any and all certificates and other instruments or documents representing any of the other Collateral, in each case, together with all Necessary Endorsements; provided, that until the payment in full of all of the obligations and liabilities of the Company under the Seller Note Documents and of Farequest under the Farequest Note Documents, no Debtor shall be required to deliver any of the foregoing certificates and other instruments or documents to the extent any of the foregoing is subject to a Prior Lien. Upon the payment in full of all of the obligations and liabilities of the Company under the Seller Note Documents and of Farequest under the Farequest Note Documents, the Debtors shall promptly deliver or cause to be delivered to the Agent (a) any and all such certificates and other instruments representing or evidencing the Pledged Securities, and (b) any and all such certificates and other instruments or documents representing any of the other Collateral, in each case, to the extent not previously delivered to the Agent as a result of the proviso in the immediately preceding sentence, together with all such Necessary Endorsements. The Debtors are, contemporaneously with the execution hereof, delivering to Agent, or have previously delivered to Agent, a true and correct copy of each Organizational Document governing any of the Pledged Securities.

      4. Representations, Warranties, Covenants and Agreements of the Debtors. Each Debtor represents and warrants to, and covenants and agrees with, the Secured Parties, as follows:

      (a) Each Debtor has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by each Debtor of this Agreement and, if applicable, the filings contemplated therein have been duly authorized by all necessary action on the part of such Debtor and no further action is required by such Debtor. This Agreement has been duly executed by each Debtor. This Agreement constitutes the legal, valid and binding obligation of each Debtor, enforceable against each Debtor in accordance with its terms except as such enforceability may be limited by the existence of the Prior Liens or any applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

      (b) The Debtors have no place of business or offices where their respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral (other than, until the payment in full of all of the obligations and liabilities of the Company under the Seller Note Documents and of Farequest under the Farequest Note Documents, Collateral subject to a Prior Lien in the possession of any of the Seller Note holders, the Farequest Note holder or their respective agents) is stored or located, except as set forth on Schedule A attached hereto. Except as specifically set forth on Schedule A, each Debtor is the record owner of the real property where such Collateral is located, and there exist no mortgages or other Liens on any such real property except for Permitted Liens (including, without limitation, the Prior Liens). Except as disclosed on Schedule A, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.


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

      (c) Except for Permitted Liens (including, without limitation, the Prior Liens), non-exclusive licenses granted by any Debtor in the ordinary course of business and as set forth on Schedule B attached hereto, the Debtors are the sole owners of the Collateral, free and clear of any Liens, and are fully authorized to grant the Security Interest. Except for UCC financing statements and other filings filed by or on behalf of (a) the holders of the Seller Notes under the Seller Note Documents and (b) the holder of the Farequest Note under the Farequest Note Documents, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the the Secured
Parties, pursuant to this Agreement) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, the Debtors shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument, in each case that is senior or pari passu to the financing statements filed in favor of the Secured Parties, pursuant to the terms of this Agreement (except for UCC financing statements and other filings filed by or on behalf of (a) the holders of the Seller Notes under the Seller Note Documents and (b) the holder of the Farequest Note under the Farequest Note Documents and except to the extent filed or recorded in favor of the Agent, for the benefit of the Secured Parties, pursuant to the terms of this Agreement).

      (d) No written claim has been received by any Debtor that any Collateral or Debtor's use of any Collateral violates the rights of any third party. To the knowledge of the Debtors, there has been no adverse decision to any Debtor's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to any Debtor's right to keep and maintain such Collateral in full force and effect, and there is no proceeding against any Debtor involving said rights pending or, to the best knowledge of any Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

      (e) Each Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its tangible Collateral (other than, until the payment in full of all of the obligations and liabilities of the Company under the Seller Note Documents and of Farequest under the Farequest Note Documents, Collateral subject to a Prior Lien in the possession of any of the Seller Note holders, the Farequest Note holder or their respective agents) at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Agent, for the benefit of the Secured Parties, at least 10 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Parties, a valid and perfected Lien in the Collateral to the extent a Lien in such Collateral may be perfected by the filing of a UCC financing statement, which Lien shall be a first-priority security interest in such Collateral, subject only to Permitted Liens (including, without limitation, the Prior Liens).



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

      (f) This Agreement creates in favor of the Secured Parties, a valid, first-priority security interest in the Collateral, subject only to Permitted Liens (including, without limitation, the Prior Liens) securing the payment and performance of the Obligations. Upon making the filings described in the immediately following paragraph, the Security Interests created hereunder in any Collateral which may be perfected by filing UCC financing statements shall have been duly perfected. Except for the filing of the UCC financing statements referred to in the immediately following paragraph, no action is necessary to create, perfect or protect the Security Interest created hereunder in such portion of the Collateral that consists of the type of property in which a security interest may be perfected by the filing of a financing statement under the UCC. Without limiting the generality of the foregoing, except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the Security Interest created hereunder in such portion of the Collateral that consists of the type of property in which a security interest may be perfected by the filing of a financing statement under the UCC or (iii) the enforcement of the rights of the Secured Parties hereunder, subject to the rights of the Farequest Note holder and the Seller Note holders with respect to the Prior Liens.

      (g) Each Debtor hereby authorizes the Agent, for the benefit of the Secured Parties, to file one or more financing statements under the UCC, with respect to the Security Interest with the proper filing and recording agencies in any jurisdiction deemed proper by it.

      (h) The execution, delivery and performance of this Agreement by the Debtors does not (i) violate any of the provisions of any Organizational Documents of any Debtor or, any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to any Debtor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing any Debtor's debt or otherwise) or other understanding to which any Debtor is a party or by which any property or asset of any Debtor is bound or affected. No consent (including, without limitation, from stockholders or creditors of any Debtor) is required for any Debtor to enter into and perform its obligations hereunder.

      (i) The Company owns all of the outstanding capital stock of the Guarantors. All of the Pledged Securities are validly issued, fully paid and nonassessable, and the Company is the legal and beneficial owner of the Pledged Securities, free and clear of any Lien except for the Liens created by this Agreement and other Permitted Liens (including, without limitation, the Prior Liens).

      (j) Each Debtor shall at all times maintain the Security Interest hereunder as valid and perfected Liens in the Collateral in favor of the Secured Parties, subject only to Permitted Liens (including, without limitation, the Prior Liens), until this Agreement and the Security Interest created hereunder shall be terminated pursuant to Section 14 hereof. Each Debtor hereby agrees to defend the same against the claims of any and all persons and entities. Each Debtor shall safeguard and protect all Collateral for the account of the Secured Parties. At the request of the Agent, each Debtor will deliver to the Agent at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Agent and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Agent to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, each Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and each Debtor shall obtain and furnish to the Agent from time to time, upon demand, such releases and/or subordinations of Liens which may be required to maintain the priority of the Security Interest hereunder.

      (k) No Debtor will transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for (i) licenses granted by a Debtor in its ordinary course of business, (ii) sales of inventory by a Debtor in its ordinary course of business, (iii) sales of used, worn-out or surplus equipment, (iv) the use of cash in its ordinary course of business and
(v) other dispositions not to exceed $250,000 in the aggregate per annum) without the prior written consent of a Majority in Interest.

      (l) Each Debtor shall keep and preserve its equipment, inventory and other tangible Collateral in good condition, repair and order (ordinary wear and tear excepted) and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

      (m) Each Debtor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. Each Debtor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Agent that (a) the Agent will be named as additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will use commercially reasonable efforts to notify the Agent of such cancellation or change; and (c) the Agent will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default. If no Event of Default (as defined in the Debenture) then exists and if the proceeds arising out of any claim or series of related claims do not exceed $100,000, loss payments in each instance will be applied by the applicable Debtor to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible within 180 days of such Debtor's receipt of such proceeds, and any loss payments or the balance thereof remaining, to the extent not so applied, shall be payable, subject to the prior rights of the Seller Note holders and the Farequest Note holder with respect to insurance proceeds subject to a Prior Lien, to the applicable Debtor; provided, however, that payments received by any Debtor after an Event of Default occurs and is continuing or in excess of $100,000 for any occurrence or series of related occurrences shall, subject to the prior rights of the Seller Note holders and the Farequest Note holder with respect to insurance proceeds subject to a Prior Lien, be paid to the Agent and, if received by such Debtor, shall, subject to the prior rights of the Seller Note holders and the Farequest Note holder with respect to insurance proceeds subject to a Prior Lien, be held in trust for and immediately paid over to the Agent unless otherwise directed in writing by the Agent, to be applied to the Obligations as set forth in Section 9 hereof. Copies of such policies or the related certificates, in each case, naming the Agent as an additional insured shall, at the request of the Agent, be delivered to the Agent annually and at the time any new policy of insurance is issued.

      (n) Each Debtor shall, within ten (10) days of obtaining knowledge thereof, advise the Agent, in sufficient detail, of any substantial change in a material portion of the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral, as a whole, or on the Security Interest.

      (o) Each Debtor shall promptly execute and deliver to the Agent such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Agent may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Security Interest, in each case, subject to the prior rights and remedies of the Seller Note holders and Farequest Note holder with respect to Collateral subject to the Prior Liens.

      (p) Each Debtor shall permit the Agent, on behalf of the Secured Parties, and its representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Agent from time to time; provided, that except after the occurrence and during the continuation of an Event of Default, the inspection rights of the Agent hereunder shall be limited to no more frequently that once per quarter and shall occur during normal business hours and upon no less than 24 hours advance written notice to the Debtors.

      (q) Each Debtor shall take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral, subject to ordinary returns, allowances and set-offs in the ordinary course of business.

      (r) Each Debtor shall promptly notify the Agent in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any portion of the Collateral and of any other information received by such Debtor that may materially affect the value of a portion of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

      (s) All information heretofore, herein or hereafter supplied to the Agent by or on behalf of any Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

      (t) The Debtors shall at all times preserve and keep in full force and effect their respective valid existence and good standing and any rights and franchises material to its business, in each case, except as would not have a Material Adverse Effect.

      (u) No Debtor will change its name, type of organization, jurisdiction of organization, organizational identification number (if it has one), legal or corporate structure, or identity, or add any new fictitious name unless it provides at least 10 days prior written notice to the Agent of such change and, at the time of such written notification, such Debtor provides any financing statements or fixture filings necessary to perfect and continue perfected the Security Interest created hereunder.

      (v) No Debtor may consign any of its Inventory or sell any of its Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale without the consent of a Majority in Interest which shall not be unreasonably withheld, except to the extent such consignment or sale does not exceed 15% of the total value of all of the Company's finished goods in Inventory.

      (w) No Debtor may relocate its chief executive office to a new location without providing 10 days prior written notification thereof to the Agent and so long as, at the time of such written notification, such Debtor provides any financing statements or fixture filings necessary to perfect and continue perfected the Security Interest created hereunder.

      (x) Each Debtor was organized and remains organized solely under the laws of the state set forth next to such Debtor's name in the first paragraph of this Agreement. Schedule D attached hereto sets forth each Debtor's organizational identification number or, if any Debtor does not have one, states that one does not exist.

      (y) (i) The actual name of each Debtor is the name set forth in the preamble above; (ii) no Debtor has any trade names except as set forth on Schedule E attached hereto; (iii) no Debtor has used any name other than that stated in the preamble hereto or as set forth on Schedule E for the preceding five years; and (iv) no entity has merged into any Debtor or been acquired by any Debtor within the past five years except as set forth on Schedule E.

      (z) At any time and from time to time that any Collateral (other than, until the payment in full of all of the obligations and liabilities of the Company under the Seller Note Documents and of Farequest under the Farequest Note Documents, Collateral subject to a Prior Lien) consists of instruments, certificated securities or other items that require or permit possession by the secured party to perfect the security interest created hereby, the applicable Debtor shall deliver such Collateral to the Agent for the benefit of the Secured Parties.

      (aa) Each Debtor, in its capacity as issuer, hereby agrees to comply with any and all orders and instructions of Agent regarding the Pledged Interests consistent with the terms of this Agreement without the further consent of any Debtor as contemplated by Section 8-106 (or any successor section) of the UCC, except to the extent such Debtor is subject to any obligation to comply with any orders or instructions of a Seller Note holder or the Farequest Note holder with respect to Pledged Interests subject to a Prior Lien. Further, each Debtor agrees that it shall not enter into a similar agreement (or one that would confer "control" within the meaning of Article 8 of the UCC), which is senior or pari passu to this Agreement, with any other person or entity, other than the Seller Note Holders, the Farequest Note holder and their respective representatives.

      (bb) Each Debtor shall cause all tangible chattel paper constituting Collateral (other than, until the payment in full of the obligations and liabilities of the Company under the Seller Note Documents and of Farequest under the Farequest Note Documents, tangible chattel paper subject to a Prior
Lien) to be delivered to Agent, or, if such delivery is not possible, then to cause such tangible chattel paper to contain a legend noting that it is subject to the security interest created by this Agreement. To the extent that any Collateral consists of electronic chattel paper (other than, until the payment in full of all of the obligations and liabilities of the Company under the Seller Note Documents and of Farequest under the Farequest Note Documents, electronic chattel paper subject to a Prior Lien), the applicable Debtor shall cause the underlying chattel paper to be "marked" within the meaning of Section 9-105 of the UCC (or successor section thereto).

      (cc) To the extent that any Collateral consists of letter-of-credit rights (other than, until the payment in full of all of the obligations and liabilities of the Company under the Seller Note Documents and of Farequest under the Farequest Note Documents, letter-of-credit rights subject to a Prior Lien), the applicable Debtor shall cause the issuer of each underlying letter-of-credit to consent to an assignment of the proceeds thereof to the Secured Parties.

      (dd) If there is any investment property or deposit account included as Collateral that can be perfected by "control" through an account control agreement (other than, until the payment in full of all of the obligations and liabilities of the Company under the Seller Note Documents and of Farequest under the Farequest Note Documents, Collateral that is subject to a Prior Lien), upon the request of the Agent, the applicable Debtor shall cause such an account control agreement, in form and substance in each case satisfactory to the Agent, to be entered into and delivered to the Agent for the benefit of the Secured Parties.

      (ee) To the extent that any Collateral (other than, until the payment in full of all of the obligations and liabilities of the Company under the Seller Note Documents and of Farequest under the Farequest Note Documents, Collateral that is in the possession of the Seller Note holders, the Farequest Note holder or their representatives and is subject to a Prior Lien) is in the possession of any third party, the applicable Debtor shall join with the Secured Parties in notifying such third party of the Security Interest in such Collateral created hereunder and shall use its commercially reasonable efforts to obtain an acknowledgement and agreement from such third party with respect to the Collateral, in form and substance reasonably satisfactory to the Agent.

      (ff) If any Debtor shall at any time hold or acquire a commercial tort claim, such Debtor shall promptly notify the Agent in a writing signed by such Debtor of the particulars thereof and grant to the Agent, for the benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, which security interest shall be subject to the Prior Liens, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Agent.

      (gg) Each Debtor shall immediately provide written notice to the Agent of any and all accounts which arise out of contracts with any governmental authority and, to the extent (i) such accounts are not subject to a Prior Lien and (ii) necessary to perfect or continue the perfected status of the Security Interest in such accounts and proceeds thereof, shall execute and deliver to the Agent, for the benefit of the Secured Parties, an assignment of claims for such accounts and cooperate with the Agent in taking any other steps required, in its judgment, under the Federal Assignment of Claims Act or any similar federal, state or local statute or rule to perfect or continue the perfected status of the Security Interest in such accounts and proceeds thereof.

      (hh) Each Debtor shall cause each subsidiary of such Debtor formed subsequent to the date hereof (an "Additional Debtor") to immediately execute and deliver a Security Agreement in substantially the form of this Agreement, pursuant to which security agreement such Additional Debtor shall grant a perfected security interest in the Collateral of such Additional Debtor, which security interest shall be a first-priority perfected security interest, subject only to Permitted Liens (including the Prior Liens); provided, that if any of the Collateral of such Additional Debtor was acquired for consideration consisting of, among other things, one or more promissory notes, such security interest may be a second-priority perfected security interest, subject only to Permitted Liens (including the Prior Liens) and the liens and security interests of the holder(s) of any such promissory notes. The Additional Debtor shall also deliver such opinions of counsel, authorizing resolutions, good standing certificates, incumbency certificates, organizational documents, financing statements and other information and documentation as the Agent may reasonably request.

      (ii) To the extent not inconsistent with the obligations of the Debtors with respect to Pledged Securities subject to the Prior Liens, each Debtor shall, subject to any and all fiduciary duties applicable to such Debtor (and the board of directors or other governing body of such Debtor), vote the Pledged Securities to comply with the covenants and agreements set forth herein and in the Debentures.

      (jj) Each Debtor shall register the pledge of the applicable Pledged Securities on the books of such Debtor. Each Debtor shall notify each issuer of Pledged Securities to register the pledge of the applicable Pledged Securities in the name of the Agent, for the benefit of the Secured Parties, on the books of such issuer. Further, except with respect to certificated securities subject to a Prior Lien until the payment in full of all of the obligations and liabilities of the Company under the Seller Note Documents and of Farequest under the Farequest Note Documents, the applicable Debtor shall deliver to Agent an acknowledgement of pledge (which, where appropriate, shall comply with the requirements of the relevant UCC with respect to perfection by registration) signed by the issuer of the applicable Pledged Securities, which acknowledgement shall confirm that: (a) it has registered the pledge on its books and records; and (b) at any time directed by Agent during the continuation of an Event of Default, such issuer will transfer the record ownership of such Pledged Securities into the name of any designee of Agent, will take such steps as may be necessary to effect the transfer, and will comply with all other instructions of Agent regarding such Pledged Securities without the further consent of the applicable Debtor.

      (kk) In the event that, upon the occurrence of an Event of Default, Agent shall sell all or any of the Pledged Securities not subject to a Prior Lien to another party or parties (herein called the "Transferee") or shall purchase or retain all or any of the Pledged Securities not subject to a Prior Lien, each Debtor shall, to the extent applicable: (i) deliver to Agent or the Transferee, as the case may be, the articles of incorporation, bylaws, minute books, stock certificate books, corporate seals, deeds, leases, indentures, agreements, evidences of indebtedness, books of account, financial records and all other Organizational Documents and records of the applicable issuer; (ii) use commercially reasonable efforts to obtain resignations of the persons then serving as officers and directors of the applicable issuer, if so requested; and
(iii) use commercially reasonable efforts to obtain any approvals that are required by any governmental or regulatory body in order to permit the sale of the Pledged Securities to the Transferee or the purchase or retention of the Pledged Securities by Agent and allow the Transferee or Agent to continue the business of the applicable issuer.

      (ll) Without limiting the generality of the other obligations of the Debtors hereunder, each Debtor shall promptly (i) cause to be registered at the United States Copyright Office all of its material copyrights and (ii) give the Agent notice whenever it acquires (whether absolutely or by license) or creates any additional material Intellectual Property.

      (mm) Subject to the rights and remedies of the Seller Note holders and Farequest Note holder with respect to Collateral subject to the Prior Liens, each Debtor will from time to time, at the joint and several expense of the Debtors, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Agent, for the benefit of the Secured Parties, may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent, for the benefit of the Secured Parties, to exercise and enforce its rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

      (nn) Schedule F attached hereto lists all of the patents, patent applications, trademarks, trademark applications, registered copyrights, and domain names owned by any of the Debtors as of the date hereof. Schedule F lists all material licenses in favor of any Debtor for the use of any patents, trademarks, copyrights and domain names as of the date hereof. All material patents and trademarks of the Debtors have been duly recorded at the United States Patent and Trademark Office and all material copyrights of the Debtors have been duly recorded at the United States Copyright Office.

      (oo) Except as set forth on Schedule G attached hereto, none of the account debtors or other persons or entities obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or any similar federal, state or local statute or rule in respect of such Collateral.

      5. Effect of Pledge on Certain Rights. If any of the Collateral subject to this Agreement consists of nonvoting equity or ownership interests (regardless of class, designation, preference or rights) that may be converted into voting equity or ownership interests upon the occurrence of certain events (including, without limitation, upon the transfer of all or any of the other stock or assets of the issuer), it is agreed that the pledge of such equity or ownership interests pursuant to this Agreement or the enforcement of any of Agent's rights hereunder shall not be deemed to be the type of event which would trigger such conversion rights notwithstanding any provisions in the Organizational Documents or agreements to which any Debtor is subject or to which any Debtor is party.

      6. Defaults. The following events shall be "Events of Default":

      (a) The occurrence of an Event of Default (as defined in the Debenture) under the Debenture;

      (b) Any representation or warranty of any Debtor in this Agreement shall prove to have been incorrect in any material respect when made or deemed made;

      (c) The failure by any Debtor to observe or perform any of its obligations hereunder for five (5) days after delivery to such Debtor of written notice of such failure by or on behalf of the Agent unless such default is capable of cure but cannot be cured within such time frame and such Debtor is using commercially reasonable efforts to cure same in a timely fashion; or

      (d) If any provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any Debtor, or a proceeding shall be commenced by any Debtor, or by any governmental authority having jurisdiction over any Debtor, seeking to establish the invalidity or unenforceability thereof, or any Debtor shall deny that any Debtor has any liability or obligation purported to be created under this Agreement.

      7. Duty To Hold In Trust.

      (a) Upon the occurrence of an Event of Default, each Debtor shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interest, whether payable pursuant to the Debenture or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum (in each case, to the extent not subject to a Prior Lien), hold the same in trust for the Agent, for the benefit of the Secured Parties, and shall forthwith endorse and transfer any such sums or instruments, or both, to the Agent, for the benefit of the Secured Parties, for application to the Obligations as set forth in Section 9 hereof.

      (b) If any Debtor shall become entitled to receive or shall receive any securities or other property (including, without limitation, shares of Pledged Securities or instruments representing Pledged Securities acquired after the date hereof, or any options, warrants, rights or other similar property or certificates representing a dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of such Debtor) in respect of the Pledged Securities (whether as an addition to, in substitution of, or in exchange for, such Pledged Securities or otherwise), in each case, to the extent not subject to a Prior Lien, such Debtor agrees to (i) accept the same as the agent of the Agent, for the benefit of the Secured Parties; (ii) hold the same in trust on behalf of and for the benefit of the Agent, for the benefit of the Secured Parties; and (iii) to deliver any and all certificates or instruments evidencing the same to Agent, on or before the close of business on the fifth business day following the receipt thereof by such Debtor, in the exact form received together with the Necessary Endorsements, to be held by Seller Note Holders or Agent, as the case may be, subject to the terms of this Agreement and the rights and remedies of the Seller Note holders and Farequest Note holder with respect to Collateral subject to a Prior Lien.

      8. Rights and Remedies Upon Default.

      (a) Subject to the rights and remedies of the Seller Note holders and Farequest Note holder with respect to Collateral subject to a Prior Lien, upon the occurrence of an Event of Default, the Agent, for the benefit of the Secured Parties, shall have the right to exercise all of the remedies conferred hereunder and under the Debentures, and the Agent for the benefit of the Secured Parties, shall have all the rights and remedies of a secured party under the UCC. Without limitation, the Agent, for the benefit of the Secured Parties, shall have the following rights and powers:

            (i) The Agent, for the benefit of the Secured Parties, shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and each Debtor shall assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Debtor's premises or elsewhere, and make available to the Agent, without rent, all of such Debtor's respective premises and facilities for the purpose of the Agent taking possession of, removing or putting the Collateral in saleable or disposable form.

            (ii) Upon notice to the Debtors by Agent, all rights of each Debtor to exercise the voting and other consensual rights over the Pledged Securities which it would otherwise be entitled to exercise and all rights of each Debtor to receive the dividends and interest which it would otherwise be authorized to receive and retain, shall cease. Upon such notice, Agent shall, subject to the rights and remedies of the Seller Note holders and Farequest Note holder with respect to Collateral subject to a Prior Lien, have the right to receive any interest, cash dividends or other payments on the Collateral and, at the option of Agent, but subject to the rights and remedies of the Seller Note holders and Farequest Note holder with respect to Collateral subject to a Prior Lien, to exercise in such Agent's discretion all voting rights pertaining thereto. Without limiting the generality of the foregoing, Agent shall, subject to the rights and remedies of the Seller Note holders and Farequest Note holder with respect to Collateral subject to a Prior Lien, have the right (but not the obligation) to exercise all rights with respect to the Collateral as if it were the sole and absolute owners thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or any Debtor or any of its direct or indirect subsidiaries.

            (iii) The Agent, for the benefit of the Secured Parties, shall have the right to operate the business of each Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Agent may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to any Debtor or right of redemption of a Debtor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Agent may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of any Debtor, which are hereby waived and released.

            (iv) The Agent, for the benefit of the Secured Parties, shall have the right (but not the obligation) to notify any account debtors and any obligors under instruments or accounts (other than instruments or accounts subject to the Prior Liens) to make payments directly to the Agent, for the benefit of the Secured Parties, for application to the Obligations as set forth in Section 9 hereof, and to enforce the Debtors' rights against such account debtors and obligors.

            (v) The Agent, for the benefit of the Secured Parties, may (but is not obligated to) direct any financial intermediary or any other person or entity holding any investment property (other than investment property subject to a Prior Lien) to transfer the same to the Agent or its designee.

            (vi) The Secured Parties may (but are not obligated to) transfer any or all Intellectual Property registered in the name of any Debtor at the United States Patent and Trademark Office and/or Copyright Office into the name of the Agent, for the benefit of the Secured Parties, or any designee or any purchaser of any Collateral.


      (b) The Agent shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Agent may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Agent sells any of the Collateral on credit, the Debtors will only be credited with payments actually made by the purchaser. In addition, each Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights and remedies hereunder, including, without limitation, its right upon the occurrence of an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

      (c) For the purpose of enabling the Agent to further exercise rights and remedies under this Section 8 or elsewhere provided by agreement or applicable law, each Debtor hereby grants to the Agent, for the benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Debtor) to use, license or sublicense upon the occurrence of an Event of Default, any Intellectual Property now owned or hereafter acquired by such Debtor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

      9. Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Secured Parties in enforcing their rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations pro rata among the Secured Parties (based on then-outstanding principal amounts of Debentures at the time of any such determination), and to the payment of any other amounts required by applicable law, after which the Agent or the Secured Parties shall pay to the applicable Debtor any surplus proceeds. To the extent permitted by applicable law, each Debtor waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Parties as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

      10. Securities Law Provision. Each Debtor recognizes that Agent may be limited in its ability to effect a sale to the public of all or part of the Pledged Securities by reason of certain prohibitions in the Securities Act of 1933, as amended, or other federal or state securities laws (collectively, the "Securities Laws"), and may be compelled to resort to one or more sales to a restricted group of purchasers who may be required to agree to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Debtor agrees that sales so made may be at prices and on terms less favorable than if the Pledged Securities were sold to the public, and that Agent has no obligation to delay the sale of any Pledged Securities for the period of time necessary to register the Pledged Securities for sale to the public under the Securities Laws. Each Debtor shall cooperate with Agent in its attempt to satisfy any requirements under the Securities Laws (including, without limitation, registration thereunder if requested by Agent) applicable to the sale of the Pledged Securities by Agent.

      11. Costs and Expenses. Each Debtor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required  hereunder,  including  without  limitation,  any financing  statements
pursuant  to  the  UCC,   continuation   statements,   partial  releases  and/or
termination statements related thereto or any expenses of any searches reasonably required by the Agent. The Debtors shall also pay all other claims and charges which in the reasonable opinion of the Agent might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Debtors will also, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or
(iii) the exercise or enforcement of any of the rights of the Secured Parties under the Debentures. Until so paid, any fees payable hereunder shall be added to the principal amount of the Debentures.

      12. Responsibility for Collateral. The Debtors assume all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason. Without limiting the generality of the foregoing, (a) neither the Agent nor any Secured Party (i) has any duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or, beyond the safe custody thereof, to preserve any rights relating to the Collateral, or (ii) has any obligation to clean-up or otherwise prepare the Collateral for sale, and (b) each Debtor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by such Debtor thereunder. Neither the Agent nor any Secured Party shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Secured Party of any payment relating to any of the Collateral, nor shall the Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Secured Party may be entitled at any time or times.

      13. Security Interest Absolute. All rights of the Secured Parties and all obligations of the Debtors hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Debentures or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Debentures or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to a Debtor (other than payment in full of the Obligations (other than contingent indemnification obligations for which no claims shall have been asserted)), or a discharge of all or any part of the Security Interest created hereunder. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. Each Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, each Debtor's obligations hereunder shall survive termination of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or termination of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. Each Debtor waives all right to require the Secured Parties to proceed against any other person or entity or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. Each Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

      14. Term of Agreement. This Agreement and the Security Interest created hereunder shall terminate on the date on which all Obligations (other than contingent indemnification obligations for which no claims shall have been asserted) have been paid in full; provided, however, that all indemnities of the Debtors contained in this Agreement (including, without limitation, Annex B hereto) shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

      15. Power of Attorney; Further Assurances.

      (a) Each Debtor authorizes the Agent, for the benefit of the Secured Parties, and does hereby make, constitute and appoint the Agent, for the benefit of the Secured Parties, and its officers, agents, successors or assigns with full power of substitution, as such Debtor's true and lawful attorney-in-fact, with power, in the name of the various Secured Parties or such Debtor, upon the occurrence and during the continuance of an Event of Default, subject to the rights and remedies of the Seller Note holders and Farequest Note holder with respect to Collateral subject to the Prior Liens, (i) to endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral not subject to a Prior Lien that may come into possession of the Secured Parties; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral to the extent such Collateral is not subject to a Prior Lien; (iii) to pay or discharge taxes or Liens at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of Collateral not subject to the Prior Liens; (v) to transfer any Intellectual Property not subject to a Prior Lien or provide licenses respecting any such Intellectual Property; and (vi) generally, at the option of the Agent, for the benefit of the Secured Parties, and at the expense of the Debtors, at any time, or from time to time, to execute and deliver any and all documents and instruments and to do all acts and things which the Agent deem reasonably necessary to protect, preserve and realize upon the Collateral and the Security Interest created hereunder in order to effect the intent of this Agreement and the Debentures all as fully and effectually as the Debtors might or could do; and each Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done in accordance with the terms hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations (other than contingent indemnification obligations for which no claims shall have been asserted) shall be outstanding. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, subject to the rights of the Seller Note holders and the Farequest Note holder with respect to Collateral subject to the Prior Liens, Agent, for the benefit of the Secured Parties, is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the United States Patent and Trademark Office and the United States Copyright Office.

      (b) On a continuing basis, each Debtor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule C attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Agent, for the benefit of the Secured Parties, to perfect the Security Interest created hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Agent the grant or perfection of a security interest in such portion of the Collateral that consists of the type of property in which a security interest may be perfected by the filing of a financing statement under the UCC.

      (c) Each Debtor hereby irrevocably appoints the Agent, for the benefit of the Secured Parties, as such Debtor's attorney-in-fact, with full authority in the place and instead of such Debtor and in the name of such Debtor, from time to time in the Agent's discretion, subject to the rights of the Seller Note holders and the Farequest Note holder with respect to Collateral subject to the Prior Liens, to take any action and to execute any instrument which the Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of such Debtor where permitted by law, which financing statements may (but need not) describe the Collateral as "all assets" or "all personal property" or words of like import, and ratifies all such actions taken by the Agent. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations (other than contingent indemnification obligations for which no claims shall have been asserted) shall be outstanding.

      16. Notices. All notices, requests, demands and other communications hereunder shall be subject to the notice provision of the Purchase Agreement.

      17. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Agent, for the benefit of the Secured Parties, shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties' rights and remedies hereunder.

      18. Appointment of Agent. The Secured Parties hereby appoint ___________________ to act as their agent (in such capacity, "Agent") for purposes of exercising any and all rights and remedies of the Secured Parties hereunder. Such appointment shall continue until revoked in writing by a Majority in Interest, at which time a Majority in Interest shall appoint a new Agent; provided, that _______________________ may not be removed as Agent unless __________________ shall then hold less than $____________ principal amount of Debentures; provided further that such removal may occur only if each of the other Secured Parties shall then hold not less than $______________ principal amount of Debentures. The Agent shall have the rights, responsibilities and immunities set forth in Annex B hereto.

      19. Miscellaneous.

      (a) No course of dealing between the Debtors, on the one hand, and the Secured Parties and the Agent, on the other hand, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Debentures shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      (b) All of the rights and remedies of the Secured Parties and the Agent with respect to the Collateral, whether established hereby or by the Debentures or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

      (c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the Debtors and the Agent, on behalf of the Secured Parties hereto.

      (d) In the event any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

      (e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

      (f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

      (g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

      (h) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each Debtor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Debenture (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each Debtor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

      (i) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

      (j) All Debtors shall jointly and severally be liable for the obligations of each Debtor to the Secured Parties hereunder.

      (k) Each Debtor shall indemnify, reimburse and hold harmless the Secured Parties and their respective partners, members, shareholders, officers, directors, employees and agents (collectively, "Indemnitees") from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Debentures, the Purchase Agreement or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

      (l) Nothing in this Agreement shall be construed to subject Agent or any Secured Party to liability as a partner in any Debtor or any if its direct or indirect subsidiaries that is a partnership or as a member in any Debtor or any of its direct or indirect subsidiaries that is a limited liability company, nor shall Agent or any Secured Party be deemed to have assumed any obligations under any partnership agreement or limited liability company agreement, as applicable, of any such Debtor or any if its direct or indirect subsidiaries or otherwise, unless and until any such Secured Party exercises its right to be substituted for such Debtor as a partner or member, as applicable, pursuant hereto.

      (m) To the extent that the grant of the Security Agreement and the enforcement of the terms hereof require the consent, approval or action of any partner or member, as applicable, of any Debtor or any direct or indirect subsidiary of any Debtor or compliance with any provisions of any of the Organizational Documents, the Debtors hereby grant such consent and approval and waive any such noncompliance with the terms of said documents.

      (n) The Security Interest created hereunder and the exercise by the Agent and the Secured Parties of their rights and remedies hereunder are subject to the Prior Liens and the rights and remedies of the holders of the Seller Notes and the Farequest Note under the Seller Note Documents and the Farequest Note Documents, respectively, with respect to Collateral subject to a Prior Lien.

      [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

                  ONETRAVEL HOLDINGS, INC., a Delaware corporation

                  By:\s\ Marc E. Bercoon
                     ---------------------
                  Name:  Marc E. Bercoon
                  Its:   President


                  FAREQUEST HOLDINGS, INC., a Delaware corporation

                  By:\s\  Marc E. Bercoon
                     ---------------------
                  Name:  Marc E. Bercoon
                  Its:   Vice Chairman


                  ONETRAVEL, INC., a Texas corporation

                  By:\s\  Marc E. Bercoon
                     ---------------------
                  Name:  Marc E. Bercoon
                  Its:   President

AGENT:

Name of Agent: __________________________
Signature of Authorized Signatory of Agent: _________________________ Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________


                   [SIGNATURE PAGE OF SECURED PARTIES FOLLOWS]

                        [SIGNATURE PAGE OF SECURED PARTY]

Name of Secured Party: __________________________
Signature of Authorized Signatory of Secured Party: _________________________ Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

                   [SIGNATURE PAGE OF SECURED PARTIES FOLLOWS]

                                   SCHEDULE A


Principal Place of Business of Debtors:

OneTravel Holdings, Inc.
5775 Peachtree Dunwoody Road
Building G, Suite 300
Atlanta, GA 30346

Farequest Holdings, Inc.
5775 Peachtree Dunwoody Road
Building G, Suite 300
Atlanta, GA 30346

OneTravel, Inc.
5775 Peachtree Dunwoody Road
Building G, Suite 300
Atlanta, GA 30346

Locations Where Collateral is Located or Stored:

5775 Peachtree Dunwoody Road
Building G, Suite 300
Atlanta, GA 30346

815 North Grant
Odessa, TX  79761

3087 East Warm Springs
Bldg. 7, Suite 200
Las Vegas, NV 89120

258 Main Street
East Greenville, PA 18041

None of OneTravel Holdings, Inc., Farequest Holdings, Inc. or OneTravel, Inc. own any real property.

                                   SCHEDULE B

None.

                                   SCHEDULE C

Delaware
Texas

                                   SCHEDULE D

                      Organizational Identification Numbers

OneTravel Holdings, Inc.
Delaware State ID # 0950439

Farequest Holdings, Inc.
Delaware State ID # 3762937

OneTravel, Inc.
Texas State ID # 0145279700

                                   SCHEDULE E

                         Names; Mergers and Acquisitions

1. OneTravel Holdings, Inc. changed its name from RCG Companies Incorporated on June 8, 2005.

2. RCG Companies Incorporated changed its name from eResource Capital Group, Inc. on November 14, 2003.

3. OneTravel Holdings, Inc. acquired Farequest Holdings in February 2005 and OneTravel, Inc. in April 2005 and also acquired Flightserve, Inc. within the past five years.

4. Trade names are as follows:

        a. cheapseats.com
        b. 1-800  cheapseats
        c. 1800cheapseats.com
        d. onetravel.com
        e. discounthotels.com
        f. 11thhour.com
        g. 11thvacations.com

                                   SCHEDULE F

                              Intellectual Property

Patents

1. U.S. provisional patent application entitled "ON-LINE PURCHASE OF PARTIALLY ANONYMOUS PRODUCTS," Serial No. 60/181,846, filed on February 11, 2000; converted to International Patent Cooperation Treaty US01/04221, filed on February 8, 2001. Currently inactive. National Stage Applications filed in - Canada, CA 2400529, on February 8, 2001 (now abandoned); European Patent Office, EP 01907167.9, on February 8, 2001 (now abandoned); and the United States, USSN 10/182755 on January 31, 2003 (published November 6, 2003 as US 2003/0208387).

2.    U.S.   provisional  patent  application   entitled  "ON-LINE  PURCHASE  OF
      PARTIALLY ANONYMOUS PRODUCTS," Serial No. 60/186,801, filed on March 3, 2000 (inactive).

Trademarks

      United States Trademarks and Trademark Applications

------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
                        Mark                   Filing       Application No.    Registration     Registration      Comments
                                                  Date                              No.             Date
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
1.      ONETRAVEL.COM                          4/3/00      76/016399                                            Abandoned
                                                                                                                6/29/02
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
2.      TRAVELOGIX                             8/28/01     76/306171          2585224          6/25/02
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
3.      BIONETRAVEL.COM                        4/11/00     76/022962                                            Abandoned
                                                                                                                2/21/03
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
4.      WHITE LABEL                            1/10/00     75892894           2410736          12/5/00
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
5.      LOW PRICE & GREAT ADVICE               11/12/99    75846708           2434408          3/6/01
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
6.      FLIFO.COM                              1/6/99      75616364           2564052          4/23/02
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
7.      1TRAVEL.COM                            7/15/97     75324730                                             NetMedia
                                                                                                                listed as
                                                                                                                owner
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
8.      FAREBEATER                             3/25/99     75667625           2443797          4/17/01
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
9.      RULES OF THE AIR                       5/25/00     76056665           2519578          12/18/01
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
10.     BID1TRAVEL.COM                         12/6/99     2434408                                              Abandoned
                                                                                                                10/19/00
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
11.     HOTELWIZ                               4/20/99     75687383           2424203          1/23/01
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
12.     NETMEDIA                               5/22/96     75108305           2110469          11/4/97
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
13.     11THHOURVACATIONS.COM                  6/14/00     76068599           2482097          8/28/01
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
14.     ONETRAVEL.COM                          3/13/03     3194636
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
15.     TRAVELOGIX                             11/30/93                       1907557
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
16.     TRAVELOGIX (Stylized)                  11/30/93                       19009804                          Abandoned

------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
17.     TRAVELOGIX (Stylized)                  11/30/93                       1911697
------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------
18.     TRAVELOGIX                             11/30/99                       1866830                           Abandoned

------  -------------------------------------  ----------  -----------------  ---------------  ---------------  --------------

      19. Cheapseats Trademark

      Trademarks and Trademark Applications in Other Jurisdictions

------  -----------------------------------  ---------  ---------------  --------------  ---------------  --------------
                       Mark                  Filing         Country       Application     Registration      Comments
                                               Date                           No.              No.
------  -----------------------------------  ---------  ---------------  --------------  ---------------  --------------
1.      ONETRAVEL.COM                        12/7/00    Argentina        2319283                          Inactive
------  -----------------------------------  ---------  ---------------  --------------  ---------------  --------------
2.      ONETRAVEL.COM                        1/25/01    Brazil           823528367                        Inactive
------  -----------------------------------  ---------  ---------------  --------------  ---------------  --------------
3.      ONETRAVEL.COM                        12/7/00    Argentina        2319284                          Inactive
------  -----------------------------------  ---------  ---------------  --------------  ---------------  --------------
4.      TRAVELOGIX                           10/6/03    Canada                           450084
------  -----------------------------------  ---------  ---------------  --------------  ---------------  --------------
5.      TRAVELOGIX (and Design)              10/6/03    Canada                           459251
------  -----------------------------------  ---------  ---------------  --------------  ---------------  --------------
6.      WHITE LABEL                          7/10/00    European Union                   001746924
------  -----------------------------------  ---------  ---------------  --------------  ---------------  --------------

      Copyrights

      Common law copyrights in the Flifo software program and its Software.

      a. Domain Names

--------------------------------------------------------------------------------
domain name                               domain registration         expiration
--------------------------------------------------------------------------------
11thkits.com                                       25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
180096hotels.com                                   19-Aug-98          18-Aug-07
--------------------------------------------------------------------------------
1-cheap-airfare.com                                25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
1-cheap-hotel-room.com                             25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
1-cheap-vacation.com                               25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
1discountair.com                                    1-Dec-97          30-Nov-06
--------------------------------------------------------------------------------
1discounthotel.com                                  1-Dec-97          30-Nov-06
--------------------------------------------------------------------------------
1-discount-vacation.com                            25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
1egotrip.com                                        2-Feb-05           2-Feb-06
--------------------------------------------------------------------------------
1travel.com                                        17-Jan-96          18-Jan-11
--------------------------------------------------------------------------------
1travel.net                                        25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
1travelauctions.com                                 2-Feb-05           2-Feb-06
--------------------------------------------------------------------------------
1traveler.com                                      30-Oct-98          29-Oct-06
--------------------------------------------------------------------------------
1travelguide.com                                    1-Aug-97          31-Jul-11
--------------------------------------------------------------------------------
1travelsucks.com                                   25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
1travelsucks.net                                   25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
1travelsucs.com                                    25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1travelsucs.net                                    25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
1travelsux.com                                     25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
1travelsux.net                                     25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
4-all-discount-car-rentals.com                     25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
4-all-discount-hotels.com                          25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
4-all-discount-travel.com                          25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
4-all-discount-vacations.com                       25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
4-discount-air.com                                 25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
80096hotels.com                                    25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
adventurewiz.com                                                      18-Oct-05
--------------------------------------------------------------------------------
airfare-report.com                                  2-Feb-05           2-Feb-06
--------------------------------------------------------------------------------
airfarereport.com                                  27-Oct-97          26-Oct-06
--------------------------------------------------------------------------------
airlinerules.com                                   27-Oct-97          26-Oct-06
--------------------------------------------------------------------------------
airlinewhiz.com                                                       18-Oct-05
--------------------------------------------------------------------------------
airlinewiz.com                                                        18-Oct-05
--------------------------------------------------------------------------------
airpackages.com                                    25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
airticketforyou.com                                 7-Oct-03           7-Oct-06
--------------------------------------------------------------------------------
airtickets4u.com                                    7-Oct-03           7-Oct-06
--------------------------------------------------------------------------------
airticketsforyou.com                                7-Oct-03           7-Oct-06
--------------------------------------------------------------------------------
airwiz.com                                          4-Mar-98           3-Mar-11
--------------------------------------------------------------------------------
allinclusivewiz.com                                                   18-Oct-05
--------------------------------------------------------------------------------
alltravel.com                                                         17-Oct-05
--------------------------------------------------------------------------------
bestprice2beat.com                                  2-Feb-05           2-Feb-06
--------------------------------------------------------------------------------
bestpricetobeat.com                                 2-Feb-05           2-Feb-06
--------------------------------------------------------------------------------
bid1travel.com                                     22-Oct-99          22-Oct-06
--------------------------------------------------------------------------------
bidonetravel.com                                   22-Oct-99          22-Oct-06
--------------------------------------------------------------------------------
business-airfares.biz                              30-Oct-03          29-Oct-06
--------------------------------------------------------------------------------
business-airfares.com                              30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-airfares.info                             30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-airfares.net                              30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-airfares.org                              30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-airfares.us                               30-Oct-03          29-Oct-06
--------------------------------------------------------------------------------
business-class-fares.biz                           30-Oct-03          29-Oct-06
--------------------------------------------------------------------------------
business-class-fares.com                           30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-class-fares.info                          30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-class-fares.net                           30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-class-fares.org                           30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-class-fares.us                            30-Oct-03          29-Oct-06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
business-fares.biz                                 30-Oct-03          29-Oct-06
--------------------------------------------------------------------------------
business-fares.info                                30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-fares.net                                 30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-fares.org                                 30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-fares.us                                  30-Oct-03          29-Oct-06
--------------------------------------------------------------------------------
business-flights.biz                               30-Oct-03          29-Oct-06
--------------------------------------------------------------------------------
business-flights.info                              30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-flights.net                               30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-flights.org                               30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-flights.us                                30-Oct-03          29-Oct-06
--------------------------------------------------------------------------------
business-traveler.net                              30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-traveler.org                              30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-traveler.us                               30-Oct-03          29-Oct-06
--------------------------------------------------------------------------------
business-traveling.biz                             30-Oct-03          29-Oct-06
--------------------------------------------------------------------------------
business-traveling.com                             30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-traveling.info                            30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-traveling.net                             30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-traveling.org                             30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
business-traveling.us                              30-Oct-03          29-Oct-06
--------------------------------------------------------------------------------
carwhiz.com                                        25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
carwiz.com                                          4-Mar-98           3-Mar-11
--------------------------------------------------------------------------------
cheapseats.com                                     20-Nov-95           7-Dec-06
--------------------------------------------------------------------------------
cheapseats.net                                     20-Feb-98           6-Dec-06
--------------------------------------------------------------------------------
cheap-ticket.com                                   30-Oct-98          29-Oct-06
--------------------------------------------------------------------------------
communitywhiz.com                                   2-Sep-99           2-Sep-06
--------------------------------------------------------------------------------
cruisewiz.com                                       4-Mar-98           3-Mar-11
--------------------------------------------------------------------------------
discountcruisecabin.com                            25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
discountcruisecabins.com                           25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
discounthotel.com                                  13-Sep-96          12-Sep-07
--------------------------------------------------------------------------------
discounthotels.com                                 13-Sep-96          12-Sep-07
--------------------------------------------------------------------------------
echeapseats.com                                    27-Feb-99           6-Dec-06
--------------------------------------------------------------------------------
eurailwiz.com                                      28-May-98          13-Feb-12
--------------------------------------------------------------------------------
europeoutlet.com                                   25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
fairbeater.com                                     19-Mar-99          19-Mar-11
--------------------------------------------------------------------------------
fare2u.com                                          7-Oct-03           7-Oct-06
--------------------------------------------------------------------------------
farebaeter.com                                      2-Feb-05           2-Feb-06
--------------------------------------------------------------------------------
fare-baeter.com                                     2-Feb-05           2-Feb-06
--------------------------------------------------------------------------------
farebeater.com                                     29-Dec-98          29-Dec-06
--------------------------------------------------------------------------------
fare-beater.com                                    22-Mar-99          22-Mar-11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
farebeaters.com                                    25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
fares2u.com                                         7-Oct-03           7-Oct-06
--------------------------------------------------------------------------------
fares4u.com                                         7-Oct-03           7-Oct-06
--------------------------------------------------------------------------------
faresforyou.com                                     7-Oct-03           7-Oct-06
--------------------------------------------------------------------------------
fliflo.com                                         25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
flifo.com                                           1-Nov-96          31-Oct-06
--------------------------------------------------------------------------------
flifo.net                                          25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
flyflo.com                                         18-May-98          17-May-06
--------------------------------------------------------------------------------
flyfo.com                                          25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
foodsite.com                                       25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
forumwhiz.com                                       1-Sep-99           1-Sep-06
--------------------------------------------------------------------------------
forumwiz.com                                        1-Sep-99           1-Sep-06
--------------------------------------------------------------------------------
getawaybucks.com                                    2-Feb-05           2-Feb-06
--------------------------------------------------------------------------------
getawaygame.com                                     2-Feb-05           2-Feb-06
--------------------------------------------------------------------------------
hawaiiwiz.com                                                         18-Oct-05
--------------------------------------------------------------------------------
honeymoonwiz.com                                                      18-Oct-05
--------------------------------------------------------------------------------
hotelwhiz.com                                      25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
hotelwiz.com                                        4-Mar-98           3-Mar-11
--------------------------------------------------------------------------------
lastminutewhiz.com                                 25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
lastminutewiz.com                                  25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
lasvegasoutlet.com                                 25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
lodgeforless.com                                   25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
lowcostair.com                                      5-Nov-98           4-Nov-06
--------------------------------------------------------------------------------
lowcostairfare.com                                  5-Nov-98           4-Nov-06
--------------------------------------------------------------------------------
lowcostairfares.com                                 5-Nov-98           4-Nov-06
--------------------------------------------------------------------------------
lowcostairlines.com                                 5-Nov-98           4-Nov-06
--------------------------------------------------------------------------------
lowest-fare.com                                    23-Oct-98          22-Oct-06
--------------------------------------------------------------------------------
maximiler.com                                      25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
one-business-travel.biz                            30-Oct-03          29-Oct-06
--------------------------------------------------------------------------------
onebusinesstravel.com                              30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
one-business-travel.com                            30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
one-business-travel.info                           30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
one-business-travel.net                            30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
one-business-travel.org                            30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
one-business-travel.us                             30-Oct-03          29-Oct-06
--------------------------------------------------------------------------------
oneegotrip.com                                      2-Feb-05           2-Feb-06
--------------------------------------------------------------------------------
onetravel.com                                       6-Aug-96           5-Aug-10
--------------------------------------------------------------------------------
onetravel.net                                      25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
onetravel-business.biz                             30-Oct-03          29-Oct-06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
onetravelbusiness.com                              30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
onetravel-business.com                             30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
onetravel-business.info                            30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
onetravel-business.net                             30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
onetravel-business.org                             30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
onetravel-business.us                              30-Oct-03          29-Oct-06
--------------------------------------------------------------------------------
onetraveler.com                                    30-Oct-98          29-Oct-06
--------------------------------------------------------------------------------
one-traveler.com                                   30-Oct-98          29-Oct-06
--------------------------------------------------------------------------------
onetravelsucks.com                                 25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
onetravelsucks.net                                 25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
onetravelsucs.com                                  25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
onetravelsucs.net                                  25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
onetravelsux.com                                   25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
onetravelsux.net                                   25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
onevacation.com                                    25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
otkits.com                                         25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
partneronetravel.com                                2-Feb-05           2-Feb-06
--------------------------------------------------------------------------------
preveiwtravel.com                                  30-Oct-98          29-Oct-06
--------------------------------------------------------------------------------
railwiz.com                                        26-May-98          27-Feb-12
--------------------------------------------------------------------------------
rentalcars4u.com                                    7-Oct-03           7-Oct-06
--------------------------------------------------------------------------------
rentalcarsforyou.com                                7-Oct-03           7-Oct-06
--------------------------------------------------------------------------------
resortoutlet.com                                   17-Jan-99          17-Jan-06
--------------------------------------------------------------------------------
rulesoftheair.com                                  19-Feb-98          18-Feb-06
--------------------------------------------------------------------------------
seat2u.com                                          7-Oct-03           7-Oct-06
--------------------------------------------------------------------------------
seatforyou.com                                      7-Oct-03           7-Oct-06
--------------------------------------------------------------------------------
seats2u.com                                         7-Oct-03           7-Oct-06
--------------------------------------------------------------------------------
seatsforyou.com                                     7-Oct-03           7-Oct-06
--------------------------------------------------------------------------------
seniorwiz.com                                                         18-Oct-05
--------------------------------------------------------------------------------
singlewiz.com
--------------------------------------------------------------------------------
spawhiz.net                                          2/2/005           2-Feb-06
--------------------------------------------------------------------------------
spawiz.com                                                            18-Oct-05
--------------------------------------------------------------------------------
studentwiz.com                                                        18-Oct-05
--------------------------------------------------------------------------------
superclubz.com                                     26-Oct-98          25-Oct-06
--------------------------------------------------------------------------------
thebiztrip.com                                                        18-Oct-05
--------------------------------------------------------------------------------
thefamilytrip.com                                                     18-Oct-05
--------------------------------------------------------------------------------
thefuntrip.com                                                        18-Oct-05
--------------------------------------------------------------------------------
thegrouptrip.com                                                      18-Oct-05
--------------------------------------------------------------------------------
thehoneymoontrip.com                                                  18-Oct-05
--------------------------------------------------------------------------------
thelastminutetrip.com                                                 18-Oct-05
--------------------------------------------------------------------------------
thepleasuretrip.com                                                   18-Oct-05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
theseniortrip.com                                                     18-Oct-05
--------------------------------------------------------------------------------
thesingletrip.com                                                     18-Oct-05
--------------------------------------------------------------------------------
thestudentrip.com                                                     18-Oct-05
--------------------------------------------------------------------------------
thestudenttrip.com                                                    18-Oct-05
--------------------------------------------------------------------------------
thetripwiz.com                                                        18-Oct-05
--------------------------------------------------------------------------------
thevacationtrip.com                                                   18-Oct-05
--------------------------------------------------------------------------------
ticket-info.com                                    20-Nov-95           7-Dec-06
--------------------------------------------------------------------------------
tourwiz.com                                                           18-Oct-05
--------------------------------------------------------------------------------
trainwiz.com                                       25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
travel-business.biz                                30-Oct-03          29-Oct-06
--------------------------------------------------------------------------------
travel-business.info                               30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
travel-business.org                                30-Oct-03          30-Oct-06
--------------------------------------------------------------------------------
traveldatainfo.com                                 29-Dec-03          29-Dec-06
--------------------------------------------------------------------------------
travelhelpcenter.com                               27-Oct-04          27-Oct-06
--------------------------------------------------------------------------------
travelogix.com                                     25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
travelone.com                                      10-Dec-01          10-Dec-06
--------------------------------------------------------------------------------
travelsolutions.com                                17-Oct-97          13-Feb-12
--------------------------------------------------------------------------------
tripwhiz.com                                        7-Nov-98           6-Nov-06
--------------------------------------------------------------------------------
tripwiz.com                                         5-Mar-98           4-Mar-11
--------------------------------------------------------------------------------
ultimatew.com                                      25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
usawiz.com                                                            18-Oct-05
--------------------------------------------------------------------------------
vacation4auctions.com                              19-Nov-99          19-Nov-06
--------------------------------------------------------------------------------
vacationforauction.com                             19-Nov-99          19-Nov-06
--------------------------------------------------------------------------------
vacationsavers.com                                 25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
vacationtrip.com                                                      18-Oct-06
--------------------------------------------------------------------------------
vacationwiz.com                                     5-Mar-98           4-Mar-11
--------------------------------------------------------------------------------
vegasoutlet.com                                    25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
weatherwhiz.com                                     4-Oct-99           4-Oct-06
--------------------------------------------------------------------------------
weatherwiz.com                                      4-Oct-99           4-Oct-06
--------------------------------------------------------------------------------
whitelabelfare.com                                 25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
whitelabelfares.com                                25-Feb-02          25-Feb-06
--------------------------------------------------------------------------------
worktrip.com                                                          18-Oct-06
--------------------------------------------------------------------------------
wwwonetravel.com                                                      24-Mar-06
11thhour.com
11thhourvacations.com
--------------------------------------------------------------------------------

                                   SCHEDULE G

                                 Account Debtors

None.

                                   SCHEDULE H

                               Pledged Securities

1.    All of the issued and outstanding common stock of Farequest Holdings, Inc.

2.    All of the issued and outstanding common stock of OneTravel, Inc.

                                   SCHEDULE I

                             Commercial Tort Claims

None.

                                     ANNEX B
                                       to
                                    SECURITY
                                    AGREEMENT

                                    THE AGENT

      1. Appointment. The Secured Parties (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Security Agreement to which this Annex B is attached (the "Agreement")), by their acceptance of the benefits of the Agreement, hereby designate _______________ as the Agent (in such capacity, the "Agent") to act as specified herein and in the Agreement. Each Secured Party shall be deemed irrevocably to authorize the Agent to take such action on its behalf under the provisions of the Agreement and any other Transaction Document (as such term is defined in the Debentures) and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents or employees.

      2. Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in the Agreement. Neither the Agent nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or hereunder or in connection herewith or therewith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss, unless caused solely by its or their gross negligence or willful conduct as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of the Agreement or any other Transaction Document a fiduciary relationship in respect of any Debtor or any Secured Party; and nothing in the Agreement or any other Transaction Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of the Agreement or any other Transaction Document except as expressly set forth herein and therein.

      3. Lack of Reliance on the Agent. Independently and without reliance upon the Agent, each Secured Party, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its subsidiaries in connection with such Secured Party's investment in the Debtors, the creation and continuance of the Obligations, the transactions contemplated by the Transaction Documents, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Company and its subsidiaries, and of the value of the Collateral from time to time, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Party with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter. The Agent shall not be responsible to the Debtors or any Secured Party for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Agreement or any other Transaction Document, or for the financial condition of the Debtors or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Agreement or any other Transaction Document, or the financial condition of the Debtors, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under the Agreement, the Debentures or any of the other Transaction Documents.



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

      4. Certain Rights of the Agent. The Agent shall have the right to take any action with respect to the Collateral, on behalf of all of the Secured Parties. To the extent practical, the Agent shall request instructions from the Secured Parties with respect to any material act or action (including failure to act) in connection with the Agreement or any other Transaction Document, and shall be entitled to act or refrain from acting in accordance with the instructions of Secured Parties holding a majority in principal amount of Debentures (based on then-outstanding principal amounts of Debentures at the time of any such determination); if such instructions are not provided despite the Agent's request therefor, the Agent shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled to appropriate indemnification from the Secured Parties in respect of actions to be taken by the Agent; and the Agent shall not incur liability to any person or entity by reason of so refraining. Without limiting the foregoing, (a) no Secured Party shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement or any other Transaction Document, and the Debtors shall have no right to question or challenge the authority of, or the instructions given to, the Agent pursuant to the foregoing and (b) the Agent shall not be required to take any action which the Agent believes (i) could reasonably be expected to expose it to personal liability or (ii) is contrary to this Agreement, the Transaction Documents or applicable law.

      5. Reliance. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Agreement and the other Transaction Documents and its duties thereunder, upon advice of counsel selected by it and upon all other matters pertaining to this Agreement and the other Transaction Documents and its duties thereunder, upon advice of other experts selected by it.

      6. Indemnification. To the extent that the Agent is not reimbursed and indemnified by the Debtors, the Secured Parties will jointly and severally reimburse and indemnify the Agent, in proportion to their initially purchased respective principal amounts of Debentures, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder or under the Agreement or any other Transaction Document, or in any way relating to or arising out of the Agreement or any other Transaction Document except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Agent's own gross negligence or willful misconduct. Prior to taking any action hereunder as Agent, the Agent may require each Secured Party to deposit with it sufficient sums as it determines in good faith is necessary to protect the Agent for costs and expenses associated with taking such action.



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

      7. Resignation by the Agent.

      (a) The Agent may resign from the performance of all its functions and duties under the Agreement and the other Transaction Documents at any time by giving 30 days' prior written notice (as provided in the Agreement) to the Debtors and the Secured Parties. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below.

      (b) Upon any such notice of resignation, the Secured Parties, acting by a Majority in Interest, shall appoint a successor Agent hereunder.

      (c) If a successor Agent shall not have been so appointed within said 30-day period, the Agent shall then appoint a successor Agent who shall serve as Agent until such time, if any, as the Secured Parties appoint a successor Agent as provided above. If a successor Agent has not been appointed within such 30-day period, the Agent may petition any court of competent jurisdiction or may interplead the Debtors and the Secured Parties in a proceeding for the appointment of a successor Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Debtors on demand.

      8. Rights with respect to Collateral. Each Secured Party agrees with all other Secured Parties, the Debtors and the Agent (i) that it shall not, and shall not attempt to, exercise any rights with respect to its security interest in the Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Agent or any of the other Secured Parties in respect of the Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (ii) that such Secured Party has no other rights with respect to the Collateral other than as set forth in this Agreement and the other Transaction Documents.


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